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                                                                   Exhibit 23(a)


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                                  CONSENT OF COUNSEL





    I hereby consent to the use of my name in the caption "Legal Matters" in the prospectus of Keyport Life Insurance Company contained in Form S-1.





Boston, Massachusetts                  /s/Bernard R. Beckerlegge
                                       -------------------------
                                       Bernard R. Beckerlegge

   July 29, 1996
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        Date